SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 25, 1997

               Equivantage Home Equity Loan Trust, Series 1997-01
             (Exact name of registrant as specified in its charter)


New York (governing law of
pooling and servicing
agreement)                       333-23141                52-2033945, 25-2033946
(State or other jurisdiction   (Commission                (I.R.S. Employer
of incorporation                File Number)              Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On September 25, 1997, a distribution was made to holders of Equivantage Home Equity Loan Trust, Series 1997-01.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1   -- Monthly   report   distributed  to holders of Equivantage
                       Home Equity Loan Trust, Series 1997-01, relating to the September 25, 1997, distribution.





                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               Equivantage Home Equity Loan Trust, Series 1997-01
                                  (Registrant)

                       By: Norwest Bank of Minnesota, N.A.
                           as Trustee
                       By: /s/ Sherri J. Sharps
                     Name: Sherri J. Sharps
                    Title: Vice president
                     Date: October 1, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1           Monthly report distributed   to  holders  of  Equivantage Home
                  Equity Loan Trust, Series 1997-01, relating to the September 25, 1997, distribution.